UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2013

EVOLUCIA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53590	98-0550703
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

 6151 Lake Osprey Drive, Third Floor. Sarasota, FL 34240
(Address of principal executive offices) (zip code)

941-751-6800
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 12, 2013, Evolucia Inc. (“Evolucia”) released the attached press release relating to a Co-Marketing Agreement entered between Osram Mexico and Evolucia for the marketing of Cobrahead LED outdoor luminaires using “Evolucia Aimed Optics”.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated February 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EVOLUCIA INC.

Date: February 12, 2013	By:	/s/ CHARLES ROCKWOOD
Name: Charles Rockwood
Title: Executive Vice-President and Chief Financial Officer

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